                                                                   EXHIBIT 10.49

                                                   COLLATERAL THERAPEUTICS, INC.
                                                       1998 STOCK INCENTIVE PLAN

                                                          AUTOMATIC OPTION GRANT
                                                  FOR NON-EMPLOYEE BOARD MEMBERS

                                                        (IMMEDIATELY EXERCISABLE
                                                    SUBJECT TO REPURCHASE RIGHT)

                            STOCK PURCHASE AGREEMENT
                         FOR NON-EMPLOYEE BOARD MEMBERS


              THIS AGREEMENT is made as of this _______ day of ______________, 20____, by and among Collateral Therapeutics, Inc., a Delaware corporation (the "Corporation"), and ________________, the holder of a stock option (the "Optionee") granted as an Automatic Option Grant for Non-Employee Board Members under the Corporation's 1998 Stock Incentive Plan and __________________, the Optionee's spouse (if any). Grants under the Automatic Option Grant program are immediately exercisable for all option shares but unvested shares are subject to Repurchase Rights of the Corporation.

     I.       EXERCISE OF OPTION

              1.1 EXERCISE. Optionee hereby purchases _____________ shares ("Purchased Shares") of the Corporation's common stock ("Common Stock") pursuant to that certain option ("Option") granted Optionee on _____________, 19___ ("Grant Date") to purchase up to ____________ shares of the Common Stock ("Total Purchasable Shares") under the Corporation's 1998 Stock Incentive Plan (the "Plan") at an option price of $__________ per share ("Option Price").

              1.2 PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary of the Corporation, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option (the "Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) with respect to the Purchased Shares.

              1.3 UNVESTED SHARES. Unvested Shares (as defined in paragraph 4.1 below) will be held in book form by the Corporation's transfer agent.

              1.4 SHAREHOLDER RIGHTS. Until such time as the Corporation actually exercises its Repurchase Right under Article IV, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Article III.


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     II.      SPECIAL TAX ELECTION

              2.1 SECTION 83(b) ELECTION APPLICABLE TO THE EXERCISE OF A NON-STATUTORY STOCK OPTION. The Purchased Shares are acquired hereunder pursuant to the exercise of A NON-STATUTORY STOCK OPTION. The Optionee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Option Price paid for such shares will be reportable as ordinary income on such lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article IV of this Agreement. Optionee understands that he/she may elect under Section 83(b) of the Code to be taxed at the time the Purchased Shares are acquired hereunder, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares at the date of this Agreement equals the Option Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

              2.2 A form for making an election under Section 83(b) is attached as EXHIBIT B hereto. Optionee understands that failure to make this filing within the thirty (30)-day period may result in the recognition of ordinary income by the Optionee as the forfeiture restrictions lapse. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Optionee must retain two (2) copies of the completed form for filing with his or her State and Federal tax returns for the current tax year and an additional copy for his or her records.

     III.     TRANSFER RESTRICTIONS

              3.1 RESTRICTION ON TRANSFER. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Corporation's Repurchase Right under Article IV. Such restriction on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee's spouse or issue, PROVIDED AND ONLY IF the Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

              3.2 TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 3.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that


                                       2.
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the transferred shares are subject to the Corporation's Repurchase Right to the same extent such shares would be so subject if retained by the Optionee.

              3.3 DEFINITION OF OWNER. For purposes of Articles III and IV of this Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 3.1.

     IV.      REPURCHASE RIGHT

              4.1 GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of the Purchased Shares in which the Optionee has not acquired a vested interest in accordance with the vesting provisions of paragraph 4.3 (such shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, the Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

              4.2 EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 4.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. The Corporation shall, concurrently with the transfer of the Unvested Shares to the Corporation on the Corporation's books, pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

              4.3 TERMINATION OF THE REPURCHASE RIGHT.

                  A. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 4.2.

                  B. The Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which the Optionee vests in accordance with the vesting schedule specified in the Grant Notice.

                  C. The Repurchase Right shall terminate upon the consummation of one of the following transactions unless expressly assigned by the Corporation to its successor upon the occurrence of any one or more of the following transactions:

                                  (i) a merger or consolidation in which the
            Corporation is not the surviving entity,


                                       3.
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                                 (ii) a sale, transfer or other disposition of
            all or substantially all of the Corporation's assets, or

                                 (iii) any transaction (including a merger)
            through or by means of which a majority of the Corporation's outstanding voting securities are transferred to a person or persons other than those who held such securities immediately prior to the merger.

For purposes of this Section, the Corporation shall be treated as a new corporation following a transaction described in subparagraph (iii) above and the Repurchase Right hereunder shall terminate absent an express assignment of such right.

              4.4 AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that the Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which the Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which the Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph 4.3, had all the Purchased Shares been acquired exclusively under this Agreement.

              4.5 FRACTIONAL SHARES. No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 4.3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

              4.6 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares and Total Purchasable Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; PROVIDED, however, that the aggregate purchase price shall remain the same.

     V.       GENERAL PROVISIONS

              5.1 ASSIGNMENT. The Corporation may assign its Repurchase Right under Article IV to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

              If the assignee of the Repurchase Right is other than a one hundred percent (100%) owned subsidiary corporation of the Corporation or the parent corporation owning one hundred percent (100%) of the Corporation, then such assignee must make a cash payment to the


                                       4.
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Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Unvested Shares thereunder.

              5.2 DEFINITIONS.

                        (a) Except as otherwise provided herein, capitalized terms shall have the meanings assigned to them in the Plan.

                        (b) For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                                  (i) Any corporation (other than the
              Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                  (ii) Each corporation (other than the
              Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              5.3 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

              5.4 NOTICES. Any notice required in connection with the Repurchase Right or the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph
5.4 to all other parties to this Agreement.

              5.5 NO WAIVER. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right granted under Article IV shall not constitute a waiver


                                       5.

of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

              5.6 CANCELLATION OF SHARES. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares.

     VI.      MISCELLANEOUS PROVISIONS

              6.1 OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

              6.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

              6.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict of laws rules.

              6.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

              6.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

              6.6 POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act


                                       6.

necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

              IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                              COLLATERAL THERAPEUTICS, INC.


                                              By:
                                                 ------------------------------
                                              Title:
                                                    ---------------------------

                                              OPTIONEE(1)
                                                         ----------------------
                                              Address:
                                                      -------------------------


              The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


                                              ---------------------------------
                                              OPTIONEE'S SPOUSE

                                              Address:
                                                      -------------------------

                                              ---------------------------------


--------
         1 I understand that the Section 83(b) election that is attached hereto may be filed in connection with this Stock Purchase Agreement. As set forth in
Article II, I understand that I, and NOT the Corporation, will be responsible for completing the form and filing the election with the appropriate office of the Federal and State tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will not be entitled to the tax benefits provided by Section 83(b).


                                       7.

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                              AND POWER OF ATTORNEY


              FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO COLLATERAL THERAPEUTICS, INC. (THE "CORPORATION"), ______________ SHARES OF THE COMMON STOCK OF THE CORPORATION ACQUIRED THROUGH EXERCISE OF AN OPTION GRANTED UNDER THE NON-EMPLOYEE DIRECTOR AUTOMATIC OPTION GRANT PROGRAM, WHICH SHARES ARE STANDING IN HIS/HER NAME ON THE BOOKS OF THE CORPORATION REPRESENTED BY CERTIFICATE NO. ____________ AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________ AS ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:
      ---------------------

                                      NAME:
                                                 ------------------------------

                                      SIGNATURE:
                                                 ------------------------------





INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE DATE, NAME AND SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE CORPORATION TO EXERCISE ITS REPURCHASE RIGHT SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE OPTIONEE.


                                      A-1
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                                                               REPURCHASE RIGHTS
                                    EXHIBIT B

                           SECTION 83(b) TAX ELECTION



THIS STATEMENT IS BEING MADE UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE, PURSUANT TO TREAS. REG. SECTION 1.83-2.

(1)      THE TAXPAYER WHO PERFORMED THE SERVICES IS:

         NAME:
         ADDRESS:
         TAXPAYER IDENT. NO.:

(2) THE PROPERTY WITH RESPECT TO WHICH THE ELECTION IS BEING MADE IS _________ SHARES OF THE COMMON STOCK OF COLLATERAL THERAPEUTICS, INC.

(3)      THE PROPERTY WAS ISSUED ON _______________ , 20__.

(4) THE TAXABLE YEAR IN WHICH THE ELECTION IS BEING MADE IS THE CALENDAR YEAR 20__ .

(5) THE PROPERTY IS SUBJECT TO A REPURCHASE RIGHT PURSUANT TO WHICH THE ISSUER HAS THE RIGHT TO ACQUIRE THE PROPERTY AT THE ORIGINAL PURCHASE PRICE IF FOR ANY REASON TAXPAYER'S SERVICE TO THE ISSUER IS TERMINATED. THE ISSUER'S REPURCHASE RIGHT WITH RESPECT TO THE PROPERTY LAPSES IN A SERIES OF ANNUAL INSTALLMENTS OVER A "_____" YEAR PERIOD BEGINNING ON ________,19__ AND ENDING ON ________, 20__.

(6) THE FAIR MARKET VALUE AT THE TIME OF TRANSFER (DETERMINED WITHOUT REGARD TO ANY RESTRICTION OTHER THAN A RESTRICTION WHICH BY ITS TERMS WILL NEVER LAPSE) IS $______ PER SHARE.

(7)      THE AMOUNT PAID FOR SUCH PROPERTY IS $__________ PER SHARE.

(8) A COPY OF THIS STATEMENT WAS FURNISHED TO COLLATERAL THERAPEUTICS, INC. FOR WHOM TAXPAYER RENDERED THE SERVICES UNDERLYING THE TRANSFER OF PROPERTY.

(9)      THIS STATEMENT IS EXECUTED AS OF: ____________.


_______________________________                _________________________________
SPOUSE (IF ANY)                                TAXPAYER

THIS FORM MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS/HER FEDERAL INCOME TAX RETURNS. THE FILING MUST BE MADE WITHIN 30 DAYS AFTER THE EXECUTION DATE OF THE STOCK PURCHASE AGREEMENT.


                                      B-1